SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 2000


                           COMMUNITY BANK SYSTEM, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            0-11716                   16-1213679
---------------                 ----------------------        ----------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


   5790 Widewaters Parkway, DeWitt, New York                        13214
--------------------------------------------------              ---------------
       (Address of Principal Executive Offices)                   (Zip code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On September 13, 2000, Community Bank, N.A. (the "Bank"), a wholly-owned subsidiary bank of Community Bank System, Inc., and The Citizens National Bank of Malone ("Citizens") issued a joint press release announcing the execution of a letter of intent which provides for the merger of Citizens with and into the Bank. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

               Exhibit No.                              Description
               -----------                              -----------

                 99.1                    Press Release, dated September 13, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMUNITY BANK SYSTEM, INC.

                                  By: /s/ Sanford A. Belden
                                  -------------------------
                                    Name: Sanford A. Belden
                                    Title: President and Chief Executive Officer